                                                                   EXHIBIT 10.61

                             SUBORDINATION AGREEMENT

                                                         Dated February 27, 2003

         OLD NATIONAL BANK, a national banking association ("Lender"), and CHARLES BEASLEY AND MARJORIE A. BEASLEY (collectively, "Junior Creditor"), each of which are creditors of SYNDICATED FOOD SERVICE INTERNATIONAL, INC. ("Company"), agree to the following:

         1. Company is indebted to Junior Creditor in the principal amount of $1,266,420.00, together with accrued interest under a Promissory Note dated December 31, 2001 and may be indebted to Junior Creditor for other and further loans and advances in the future (all of which are referred to as the "Junior Indebtedness"). Nothing in this Agreement is intended to permit nor does it permit or allow any further loans or advances by Junior Creditor to Company or Borrower (as hereinafter defined) without the prior written consent of Lender. In addition, nothing in this Agreement is intended to permit nor does it permit or allow any further grant of security in favor of Junior Creditor without the prior written consent of Lender.

         2. Junior Creditor represents that the Junior Indebtedness has not been previously assigned to or subordinated in favor of any other person or entity, and that Company has made all interest and principal payments, except as described in the disclosure letter dated as of the date hereof, due to date.

         3.       Junior Creditor is entering into this Agreement;

         (a) to induce Lender to enter into (i) a Credit Agreement dated as of even date and any other related agreements with BEASLEY FOOD SERVICE, INC. ("BFS") and (ii) a Mortgage Loan Note as of even date with and any other related agreements WITH SYNDICATED BLOOMINGTON I LLC ("SB") (BFS and SB collectively, "Borrower"), which financial accommodations are or are to be unconditionally guaranteed by Company (the credit and collateral documents evidencing Borrower's and Company's obligations and indebtedness to Lender collectively referred to as "Credit Agreements"); and

         (b) in consideration of loans, advances, payments, extensions of credit (including the extension or renewal, in whole or in part, of any debt), benefits or financial accommodations previously made to Company and Borrower or which may be made to Company and Borrower; and/or

         (c) in consideration of any of Company's and Borrower's obligations to Lender, now existing or arising in the future.

         4. The Junior Indebtedness is hereby subordinated to the extent provided in this Agreement to any present or future indebtedness, obligations or liabilities of Borrower and Company (and, in addition, of Borrower and/or Company as a Debtor-in-Possession under any bankruptcy act or code, state or federal law, common law or equitable doctrine and of any trustee, receiver or other party appointed for Company under any such laws, doctrine or proceedings) to Lender, including interest accrued or to be accrued, absolute or contingent obligations and obligations acquired by purchase or otherwise as well as all reasonable collection costs and attorneys fees incurred by Lender in enforcing its rights against Company and Borrower to the extent such indebtedness and obligations do not, in the aggregate exceed Four Million and No/100 Dollars ($4,000,000.00) (collectively, "Obligations").

         5. Except for the security interest granted by Beasley Transportation, Inc. to Junior Creditor described in Schedule I attached hereto and incorporated herein which Lender expressly agrees is senior to any rights Lender may assert in and to the collateral described in Schedule I, Junior Creditor hereby expressly and unconditionally subordinates to Lender any and all right, title, liens, security interests and mortgages which Junior Creditor may presently have or which it may hereafter acquire from Borrower and Company in property of the Borrower and Company, respectively, whether now owned or hereafter created or acquired and wherever located. Any rights or claims of Junior Creditor to reasonable and customary compensation for services rendered pursuant to an Employment Agreement with Borrower or the Company are not subject to or covered by this Subordination Agreement. Junior Creditor agrees that all liens, security interests and mortgages granted by Borrower or Company in favor of any Junior Creditor in property of the Borrower and the Company are and shall be junior in right of priority to and subordinate to any and all liens, security interests and mortgages Lender, its successors or assigns have or may have in the same property. The priorities provided for in this Agreement shall apply:

         (a) without regard to the time or order of attachment, perfection, filing or recording of the mortgages, security interests and other liens to secure the obligations of the Borrower and the Company, or the failure to give notice of the acquisition or expected acquisition of any such mortgage, security interest or lien;

         (b) notwithstanding anything to the contrary in the provisions of the United States Bankruptcy Code or the Uniform Commercial Code in any relevant state of the United States or the laws of the State of Indiana or any other relevant state, which relate to the priority of liens, security interests or mortgages;

         (c) with respect to all obligations of the Borrower and the Company to Junior Creditor, and of the Borrower and the Company to the Lender, whenever made, created or acquired; and

         (d) notwithstanding the lapse of perfection of Lender's liens or security interests or Lender's failure to perfect its liens or security interests.

Junior Creditor also agrees to execute any other documents or financing statements reasonably required by Lender to effectuate the terms and provisions of this Agreement.

         6. Unless (a) Borrower defaults under the Credit Agreements, (b) Company defaults in its guaranty or other obligations to Lender, or (c) unless an event occurs which, with the passage of time or with notice, would become an event of default under the Credit Agreements and Lender gives notice of the same to Junior Creditor, Junior Creditor may receive payments from Company on account of the Junior Indebtedness. However, upon receipt of such notice of default, Junior Creditor agrees, for a period of One Hundred Eighty (180) days following Junior Creditor's receipt of such notice of default from Lender ("Standstill Period"), not to ask for, demand, sue for, take or receive payment, whether by setoff or otherwise, on account of the Junior Indebtedness or take or receive security for any part of the Indebtedness, unless (i) prior to the expiration of such Standstill Period all Obligations to Lender have been fully paid to Lender; (ii) Lender provides written notice to Junior Creditor that all events of default under the Credit Agreements have been cured; or (iii) Lender waives its rights in writing under this Subordination Agreement. Any payments received by Junior Creditor on account of the Junior Indebtedness after receiving such notice from Lender will be held by Junior Creditor in trust for Lender and will be immediately turned over to Lender to be credited against the Obligations. Any payments received associated with the Junior Indebtedness prior to receipt of notice of default from Lender may be retained by Junior Creditor and applied to the Junior Indebtedness.

         7. At all times Obligations are owing to Lender, Junior Creditor agrees that it will not accept prepayments of the Junior Indebtedness or any payments on the Junior Indebtedness other than payments in accordance with the original terms of the Junior Indebtedness, without acceleration.

         8. If Company defaults on the Junior Indebtedness, the Junior Creditor shall give Lender written notice of the default. Junior Creditor shall have no right to foreclose or otherwise realize on any security or collect the Junior Indebtedness except pursuant to the terms and limitations contained in
Section 6 hereof.

         9. Upon any distribution of any of Company's assets, whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise, Lender shall be entitled to receive payment in full of the Obligations prior to the payment of all or any part of the Junior Indebtedness, except that Junior Creditor may realize upon the collateral pledged by Beasley Transportation, Inc. to Junior Creditor which secures repayment of the Junior Indebtedness, subject to the provisions and limitations as set forth in Section 6 hereof. To enable Lender to assert and enforce its rights under this Agreement or upon any default under the Credit Agreements, Lender or any person Lender may designate by written notice to Junior Creditor is appointed agent and attorney-in-fact for Junior Creditor. This appointment is coupled with an interest and is irrevocable so long as any Obligations remain unpaid. Lender or any person it may designate by written notice to Junior Creditor will have full power to act in the place of Junior Creditor, including the right to make, present, file and vote proofs of claim(s) against Borrower and/or Company on account of any part of the Junior Indebtedness as Lender may deem advisable and to receive and collect any and all dividends or other payments made on the Junior Indebtedness, and to apply such funds to the balance due on the Obligations.

         10. While this Agreement remains in effect, Junior Creditor will not, without Lender's prior written consent, (a) assign or subordinate in favor of any other person or entity, any part of the Junior Indebtedness or any right, claim or interest in the Junior Indebtedness, or (b) commence or join with any other creditor in commencing any bankruptcy, reorganization or insolvency proceeding against Company in violation of the restrictions contained in Section 6 hereof.

         11. Lender may at any time, in its sole discretion, renew or extend the time of payment of any part of the Obligations, waive or release any collateral that may be held as security, and enter into any agreements with Borrower and Company which Lender may deem desirable, without notice to or further assent from Junior Creditor and without in any way affecting Lender's rights under this Agreement, except that Junior Creditor shall be entitled to receive written notice of any default that Lender has declared against Borrower.

         12. Junior Creditor will type, write or otherwise conspicuously imprint on each note, document or other instrument evidencing or related to the Junior Indebtedness the following legend:

                  RIGHTS OF THE HOLDER UNDER THIS NOTE ARE SUBJECT AND SUBORDINATE TO THE PRIOR PAYMENT OF THE OBLIGATIONS OF THE MAKER TO OLD NATIONAL BANK PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT AS OF FEBRUARY 27,2003.

         13. This Agreement shall remain in effect and shall be a continuing subordination until all the Obligations (as defined and limited by the definition of Obligations contained herein) to Lender from Borrower and Company are paid in full.

         14. Junior Creditor agrees that if at any time Borrower's or Company's payment or payments to Lender or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, rescinded and/or required to be repaid by Lender to a trustee, receiver or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by Lender, the Junior Creditor's obligations to Lender shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until full and final payment shall have been made to Lender. If any action or proceeding seeking such repayment is pending or, in Lender's judgment, threatened, this Agreement shall remain in full force and effect notwithstanding that Borrower and Company may not then be obligated to Lender. Junior Creditor agrees to hold in trust for Lender and promptly remit to Lender any payments received by Junior Creditor after such invalidated, rescinded or returned payments, above-described, were originally made.

         15. Junior Creditor, on its own behalf and on behalf of its successors and permitted assigns, hereby expressly waives all rights, if any, to require a marshalling of assets by Lender or to require that Lender first resort to some or any portion of any collateral securing Borrower's and Company's obligations to Lender before foreclosing upon, selling or otherwise realizing on any other portion thereof.

         16. This Agreement shall inure to the benefit of Lender, its parent, subsidiary or affiliated corporation(s), and any of Lender's successors and assigns, and shall be binding on Junior Creditor, and Junior Creditor's heirs, executors, administrators, personal representatives, successors and assigns.

         17. In the event that there is an express conflict between the terms and provisions of the Credit Agreements and of this Agreement, the terms and conditions of this Agreement shall govern and control. In the event that there is an express conflict between the terms and provisions of the agreements between Junior Creditor and Company relating to the Junior Indebtedness and of this Agreement, the terms and conditions of this Agreement shall govern and control.

         18. All notices, demands, or requests, and responses thereto, required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been properly given or served and shall be effective upon being deposited in the United States Mail, postpaid and registered or certified with return receipt requested; provided, however, the time period in which a response to any notice, demand, or request must be given shall commence on the date of the receipt of the return receipt of the notice, demand, or request by the addressee thereof. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been given shall constitute receipt of the notice, demand, or request sent. Any such notice shall be addressed as set forth next to the party's signature below or at such address in the United States as a party may by notice in writing designate for notice.

         19. Except where the context otherwise requires, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         20. This Agreement constitutes the entire understanding of Junior Creditor and Lender regarding the subject matter provided for in this Agreement. This Agreement may only be modified, amended or supplemented by a writing signed by both Junior Creditor and Lender.

         21. This Agreement shall be governed by and construed according to the internal laws of the State of Indiana.

[REMAINDER OF THIS PAGE INTENTIONALLY BLANK - SIGNATURE PAGES FOLLOW]

                          SIGNATURE OF JUNIOR CREDITOR

/s/ Charles A. Beasley
----------------------------
Charles A. Beasley

/s/ Marjorie A. Beasley
----------------------------
Marjorie A. Beasley

Address: 5600 Nathan Way
         Bloomington, Indiana 47408

STATE OF INDIANA               )
                               ) SS:
COUNTY OF Monroe               )

         Before me the undersigned, a Notary Public in and for Monroe
County, State of Indiana, personally appeared Charles A. Beasley and Marjorie A. Beasley and acknowledged the execution of the foregoing Subordination Agreement this 26th day of February, 2003.

                                                     /s/ Connie L. Sowders
                                            ----------------------------------
                                                      Notary Public

                                                    Connie L. Sowders
                                            ----------------------------------
                                                         Printed
My Commission Expires:

     3-13-07

My County of Residence:

     Monroe

                               SIGNATURE OF LENDER

OLD NATIONAL BANK

By: /s/ Jovita S. VanDerSnick
    ---------------------------------------------
    Jovita S. VanDerSnick, Vice President

Address: 121 East Kirkwood Avenue
         Bloomington, Indiana 47404

STATE OF INDIANA         )
                         )SS:
COUNTY OF MARION         )

         Before me the undersigned, a Notary Public in and for Hamilton
County, State of Indiana, personally appeared Jovita S. VanDerSnick, the Vice President of Old National Bank, a national banking association and acknowledged the execution of the foregoing Subordination Agreement on behalf of such entity this 27th day of February, 2003.

                                                     /s/ Bradley S. Fuson
                                            -----------------------------------
                                                      Notary Public

                                            ____________________________________
                                                         Printed

My Commission Expires:

______________________

                                  BRADLEY S. FUSON, NOTARY PUBLIC
My County of Residence: [SEAL] My Commission Expires: August 25, 2006
                                    Residing in Hamilton County
______________________

                            ACKNOWLEDGMENT BY COMPANY

         The terms and provisions of the foregoing Subordination Agreement between CHARLES A. BEASLEY AND MARJORIE A. BEASLEY, as Junior Creditor, and OLD NATIONAL BANK, as Lender, are hereby acknowledged and approved on behalf of the Company as of the 27th day of February, 2003.

                           SYNDICATED FOOD SERVICE
                           INTERNATIONAL, INC.

                           By: /s/ Thomas P. Tanis, Jr.
                               -------------------------------------------------
                               Thomas P. Tanis, Jr., Chief Executive Officer

STATE OF INDIANA         )
                         ) SS:
COUNTY OF MARION         )

         Before me the undersigned, a Notary Public in and for Hamilton County, State of Indiana, personally appeared Thomas P. Tanis, Jr., the Chief Executive Officer of Syndicated Food Service International, Inc., a Florida corporation, and acknowledged the execution of the foregoing Subordination Agreement this 27th day of February, 2003.

                                                     /s/ Bradley S. Fuson
                                            -----------------------------------
                                                      Notary Public

                                            ____________________________________
                                                         Printed


My Commission Expires:

_______________________

                                  BRADLEY S. FUSON, Notary Public
My County of Residence: [SEAL] My Commission Expires: August 28, 2008
                                   Residing in Hamilton County
______________________

This Instrument Prepared By: Bradley S. Fuson, Attorney-At-Law
                             Krieg DeVault LLP
                             2800 One Indiana Square
                             Indianapolis, Indiana 46204-2017
                             (317) 636-4341

Schedule I:    Description of Collateral Securing Junior Indebtedness

                      SCHEDULE I TO SUBORDINATION AGREEMENT

             DESCRIPTION OF COLLATERAL SECURING JUNIOR INDEBTEDNESS

                              TRANSPORTATION FLEET

  NUMBER
  ------                                                                   GROSS       ORIG.
NEW    OLD            VIN #              MAKE          YEAR      MILES     WEIGHT      COST            COMMENTS
---    ---            -----              ----          ----      -----     ------      ----            --------
 TRACTORS
----------
109     72      1HSCBAER7YJ039881    International     2000      123152    80,000
113     74      1HSHBAHN2XH619303    International     1999      184927    55,000
115     75      1HSHBAHN7XH622729    International     1999      241985    55,000
117             1HSHBAHN9XH619301    International     1999       52094    55,000
       105      1HSHBADN3TH324176    International     1996      509361    55,000
       111      1HSHBAAN3TH225393    International     1996      340509    55,000

       101      1HSSDAANXRH596236    International     1994      387925    55,000
119     85      1HSR4G2N5NH314442    International     1991      679181    55,000

STRAIGHT TRUCKS
---------------
  NUMBER
  ------                                                                   GROSS       ORIG.
NEW    OLD            VIN #              MAKE          YEAR      MILES     WEIGHT      COST            COMMENTS
---    ---            -----              ----          ----      -----     ------      ----            --------
        96      1HTSDAANXTH323137    International     1996      273872    30,000
        76      1HTSDAAN1SH227704    International     1995      398713    30,000
        89      1HTSDAAP3RD575337    International     1994      598475    30,000
        91      1HTSDAAPXRH575335    International     1994      241088    30,000
        94      1HTSDAAP1RH575336    International     1994      416561    30,000
 93    106      1FV6HFBAX5L741290    freightliner      1994      283662    30,000
 95    102      1HTSDZZN8LH223993    International     1990      487699    30,000
        78      1HTLCZWP1KH645356    International     1989      433369    30,000
        87      1FDPK74ROKVA37281    Ford              1989      425332    30,000
        47      1HTLCCFPOKH605377    International     1989      339168    30,000
        86      1HTEDUXP1JH567285    International     1988      544638    30,000
        77      1HTLDUXP8JH567283    International     1988      541477    30,000

  NUMBER
  ------                                                                   GROSS       ORIG.
NEW    OLD            VIN #              MAKE          YEAR      MILES     WEIGHT      COST            COMMENTS
---    ---            -----              ----          ----      -----     ------      ----            --------
SMALL VANS
----------
        12       JALC4B1K8W7005765      Isuzu          1998       26509    16,000
        15      1GDGG31W6W10024039      GMC            1998       66550    16,000
 16    107       JALC4B1KOV7009274      Isuzu          1997       75791    16,000
 17    108       JALC4B1K4V7003929      Isuzu          1997       69334    16,000
 18     92       1FTFS24Y7PHB20034      Ford           1992      156575       N/A

                              TRANSPORTATION FLEET

  NUMBER
  ------                                                                   GROSS       ORIG.
NEW    OLD            VIN #              MAKE          YEAR      MILES     WEIGHT      COST            COMMENTS
---    ---            -----              ----          ----      -----     ------      ----            --------
 TRAILERS
----------
700    901      1GRAA5614YB126009      Great Dane      2000                39,000
       702      10YVS2321JU963901      Utility         1988                55,000
       704      1UYVS2325JU963903      Utility         1988                55,000
706    703      1UYVS2323JU963902      Utility         1988                55,000
708    109      1GRAA9025JB186105      Great Dane      1988                65,000
710    103      1H9RV2813T1081948      Hercules        1996                40,000
712    104      1H9RV2815T1081967      Hercules        1996                40,000
714    112      1H9RV2810X1081532      Hercules        1999                40,000
716    701      1H9RV281XW1081591      Hercules        1998                40,000

   AUTOMOBILES
   DESCRIPTION
   -----------                                                                       GROSS       ORIG.
DRIVER       COLOR          VIN #             MAKE/MODEL         YEAR      MILES     WEIGHT      COST         COMMENTS
------       -----          -----             ----------         ----      -----     ------      ----         --------
  KW          WHT     1GNOM192XNB183116     Chevy Van             92
  MM          GRN     3FASP1514SR194486     Ford Escort XL        95
  PB          WHT     1FMCA11U3VZA16029     Ford Van              97
  DS          WHT     1GNDM192XNB203073     Chevy Van             92
 LOT          BRN     1FMCA11U5VZB15158     Ford AeroStar XLT     97
  CB          RED     1GCC519XOT8174895     Chevy S10 Truck       96